SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): June 30, 1997



                     CAPITAL SENIOR LIVING COMMUNITIES, L.P.
        (Exact name of Small Business Issuer as Specified in Its Charter)



        DELAWARE                      0-14752                    35-1665759
(State or Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)



              14160 DALLAS PARKWAY, SUITE 300, DALLAS, TEXAS 75240 (Address of Principal Executive Offices, including zip code)

                                 (214) 770-5600
                (Issuer's Telephone Number, Including Area Code)


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Item 5.           Other Events.

         On June 30, 1997, the Partnership entered into a loan agreement with Lehman Brothers Holdings, Inc., d/b/a Lehman Capital, a division of Lehman Brothers Holdings, Inc., pursuant to which the Partnership borrowed $70,000,000 of a $77,000,000 loan commitment (the "Lehman Loan"). The Lehman Loan bears a floating rate of interest based on the London Interbank Offered Rate plus 1/2 of 1%. The Lehman Loan is due and payable on December 31, 1997 (unless paid earlier). The Partnership pledged all of its assets to secure the Lehman Loan. The Partnership has used the loan proceeds to repay $5,538,000, including accrued interest, it had borrowed under its revolving $17,500,000 open end mortgage commitment which it obtained from an unaffiliated banking institution. In addition, approximately $7,000,000 of the Lehman Loan is anticipated to be used in connection with the proposed expansion of the Cottonwood Retirement
Community, one of the Partnership's four congregate care properties, and $64,500,000 has been used to purchase a ninety-day Treasury Bill pursuant to a Purchase Agreement which was also pledged as security for the Lehman Loan (the "Treasury Bill"). Under the terms of the Lehman Loan, the Treasury Bill is treated as a restricted cash asset. All the costs and expenses incurred by the Partnership, including commitment fees and attorneys fees (both for the Partnership and Lehman Brothers) were paid from the Lehman Loan.

Effective July 1, 1997, the Partnership acquired 295,761 additional Units in HealthCare Properties, L.P. ("HCP"), resulting in ownership by the Partnership of 55.05% of the outstanding Units In HCP.

Item 7.           Financial Statements and Exhibits.

(a)               Financial Statements of Business Acquired

                  Financial  statements are incorporated by reference as part of this Report.

(b)               Pro Forma Financial Information

                  It is impracticable to file the pro forma financial information required by Item 7(b) with the initial filing of this Report on Form 8-K. Such pro forma information will either be filed by an amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report or reflected in the financial statements of Form 10Q for the period ended June 30, 1997 for Capital Senior Living Communities, L.P.

(c)               Exhibits.

                  The following exhibits are included as part of this Report:

                                   Description

  1996 Form 10K for Healthcare Properties, L.P. (Commission File No. 0-17695)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




July 14, 1997

                                 RETIREMENT LIVING COMMUNITIES, L.P.

                                 By: CAPITAL RETIREMENT GROUP, INC.,
                                     General Partner



                                 By: /s/James A. Stroud
                                    ---------------------------------------
                                    Name: James A. Stroud
                                    Title: Chief Operating Officer